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                                                                   Exhibit 99

                      MONTHLY SERVICERS CERTIFICATE
                       SERVICER: NATIONSBANK, N.A.
                   NATIONSBANK AUTO OWNER TRUST 1996-A





Collection Period                                                    May 1998
Determination Date                                                     6/8/98
Deposit Date                                                          6/12/98
Distribution Date                                                     6/15/98


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
Pool Balance
Pool Balance on the close of the last day of the
   preceding Collection Period                                 762,314,549.38
Less:  Collections and Liquidation Proceeds allocable
   to Principa                                                 l40,435,300.93
     Purchase Amount allocable to Principal                              0.00
     Realized Losses                                             1,160,733.27
                                                             ----------------
Pool Balance on the close of the last day of the Collection
   Period                                                      720,718,515.18
Collections allocable to Principal received from Collection
   Period up to andincluding the Second Business Day
   immediately preceding the Current Determination Date          8,499,760.12
                                                             ----------------
Pool Balance as of the Second Business Day immediately
   preceding the Current
Determination Date                                             712,218,755.06
Original Pool Balance                                        2,136,187,667.91
Pool Factor                                                       33.3406454%

Portfolio Balances and Pool Factors          Beginning                 End
                                             of Period              of Period
                                    ------------------------------------------
     Class A-1 Note Balance                     -                       -
     Class A-1 Pool Factor                   0.0000000              0.0000000
     Class A-2 Note Balance                      -                      -
     Class A-2 Pool Factor                   0.0000000              0.0000000
     Class A-3 Note Balance            407,765,999.94         366,306,087.15
     Class A-3 Pool Factor                   0.8916368              0.8009789
     Class A-4 Note Balance            175,000,000.00         175,000,000.00
     Class A-4 Pool Factor                   1.0000000              1.0000000
     Class B-1 Certificate Balance      96,129,000.00          96,129,000.00
     Class B-1 Pool Factor                   1.0000000              1.0000000
     Class B-2 Certificate Balance      74,783,667.91          74,783,667.91
     Class B-2 Pool Factor                   1.0000000              1.0000000

     Weighted Average Coupon                                      10.3461000%
     Weighted Average Original Term                                      61.7
     Weighted Average Remaining Term                                     29.7


Collections

Interest:
     Collections and Liquidation Proceeds allocable
       to interest                                               6,194,377.50
     Recoveries                                                    239,670.24
     Purchase Amount allocable to Interest                               0.00
                                                             ----------------
          Total Interest Collections                             6,434,047.74
     Advances for the related Distribution Date                  1,233,504.29
     Less:  Outstanding Advances to be reimbursed                  880,440.22
                                                             ----------------
          Available Interest                                     6,787,111.81

Principal:
     Collections and Liquidation Proceeds allocable
       to Principal (for the Collection Period)                 40,435,300.93
     Purchase Amount allocable to Principal  (for the
       Collection Period)                                                0.00
     Collections allocable to Principal received up to
       and including the Second
        Business Day immediately preceding the Current
          Determination Date                                     8,499,760.12
          Less:   Prior Month Collections allocable to
             Principal up to and including the Second
             Business Day immediately preceding the
             Current Determination Date                          8,635,881.53
                                                             ----------------
          Available Principal                                   40,299,179.52

          Available Funds                                       47,086,291.33
Regular Principal (equals Available Principal plus Realized
 Losses)                                                        41,459,912.79



Required Distributable Amounts
Reimbursement of Outstanding Advances on Defaulted Receivables      60,392.49
Servicing Fee (inc. unpaid amount from prior periods)              635,262.12
Noteholder Amounts
     Class A-1 Monthly Interest                                          0.00
     Class A-1 Interest Carryover Shortfall                              0.00
                                                             ----------------
          Total                                                          0.00

     Class A-2 Monthly Interest                                          0.00
     Class A-2 Interest Carryover Shortfall                              0.00
                                                             ----------------
          Total                                                          0.00

     Class A-3 Monthly Interest                                  2,166,256.87
     Class A-3 Interest Carryover Shortfall                              0.00
                                                             ----------------
          Total                                                  2,166,256.87

     Class A-4 Monthly Interest                                    966,145.83
     Class A-4 Interest Carryover Shortfall                              0.00
                                                             ----------------
          Total                                                    966,145.83

          Total Accrued Note Interest                            3,132,402.70

     Class A-1 Monthly Principal                                         0.00
     Class A-1 Principal Carryover Shortfall                             0.00
                                                             ----------------
          Total                                                          0.00

     Class A-2 Monthly Principal                                         0.00
     Class A-2 Principal Carryover Shortfall                             0.00
                                                             ----------------
          Total                                                          0.00

     Class A-3 Monthly Principal                                41,459,912.79
     Class A-3 Principal Carryover Shortfall                             0.00
                                                             ----------------
          Total                                                 41,459,912.79

     Class A-4 Monthly Principal                                         0.00
     Class A-4 Principal Carryover Shortfall                             0.00
                                                             ----------------
          Total                                                          0.00

          Total Noteholders' Principal Payment Amount           41,459,912.79

Certificateholder Amounts
     Class B-1 Monthly Interest                                    540,725.63
     Class B-1 Interest Carryover Shortfall                              0.00
                                                             ----------------
          Total                                                    540,725.63

     Class B-2 Monthly Interest                                    428,448.10
     Class B-2 Interest Carryover Shortfall                              0.00
                                                             ----------------
          Total                                                    428,448.10

          Total Accrued Certificate Interest                       969,173.73

     Class B-1 Monthly Principal                                         0.00
     Class B-1 Principal Carryover Shortfall                             0.00
                                                             ----------------
          Total                                                          0.00

     Class B-2 Monthly Principal                                         0.00
     Class B-2 Principal Carryover Shortfall                             0.00
                                                             ----------------
          Total                                                          0.00

          Total Certificateholders' Principal Distribution Amount        0.00

Total required distributable amount                             46,257,143.83
Less: Total Available Funds                                     47,086,291.33
                                                              ---------------
Net Available Funds   (Shortfall) Excess                           829,147.50
Withdrawal from Reserve Account (If Shortfall)                           0.00
Deposit to Reserve Account (If Excess)                             829,147.50


Distributions
Deposit to the Collection Account
     Available Interest                                          6,787,111.81
     Available Principal                                        40,299,179.52
     Withdrawal from Reserve Account                                     0.00
     Less:  Amounts to be withheld by Servicer
            a)  Reimbursement of Outstanding Advances
                   on Defaulted Receivables                         60,392.49
            b)   Servicing Fee                                     635,262.12
                                                             ----------------
     Net Deposit to Collection Account                          46,390,636.72

Deposit to Note Payment Account
     Class A-1 Interest Distribution                                     0.00
     Class A-2 Interest Distribution                                     0.00
     Class A-3 Interest Distribution                             2,166,256.87
     Class A-4 Interest Distribution                               966,145.83
     Class A-1 Principal Distribution                                    0.00
     Class A-2 Principal Distribution                                    0.00
     Class A-3 Principal Distribution                           41,459,912.79
     Class A-4 Principal Distribution                                    0.00
                                                             ----------------
          Total Deposit to Note Payment Account                 44,592,315.49

Deposit to Certificate Distribution Account
     Class B-1 Interest Distribution                               540,725.63
     Class B-2 Interest Distribution                               428,448.10
     Class B-1 Principal Distribution                                    0.00
     Class B-2 Principal Distribution                                    0.00
                                                             ----------------
          Total Deposit to Certificate Distribution Account        969,173.73

Deposit to Reserve Account                                         829,147.50


Specified Reserve Account Balance
Greater of:
     (i) Sum of:
          (a) Percentage applicable times             7.00%
                Pool Balance as of the last day
                of the prior Collection Period
                less Principal collected up to
                and including the second Business
                Day preceding the most recent
                Determination Date           712,218,755.06     49,855,312.85
                                            ---------------
                and,
          (b) Specified Interest Reserve Amount
               (Three months interest                            2,907,521.17
                                                             ----------------
              on the Certificates if Notes are Outstanding)     52,762,834.02
                 and
     (ii) Lesser of:
          (a) $26,702,346.                                      26,702,346.00
                and
          (b) Aggregate outstanding Note Principal Balance and
                Aggregate sum of Certificate Balances          712,218,755.06

     Specified Reserve Account Balance                          52,762,834.02

Reserve Account Reconciliation
     Beginning Balance  (Initial Balance is 2.5% of Original
        Pool Balance)                                           55,665,027.92
     Deposit from Available Interest and Available Principal       829,147.50
     Investment Earnings                                           245,122.92
     Less:
          Accrued and unpaid Servicing Fees                              0.00
          Amounts to be distributed to Securityholders'                  0.00
                                                             ----------------
     Balance                                                    56,739,298.34
     Less: Withdrawal by holder of Contingent Payment Right
             of Excess of Reserve Account Balance Over
             Specified Reserve Account
      Balance                                                    3,976,464.32
                                                             ----------------
      Ending Balance                                            52,762,834.02


      Interest Reserve Amount                                    2,907,521.17
      Available Reserve Amount                                  49,855,312.85




Instructions to the Trustee

     Amount to be deposited from the Collection Account
       into the Note PaymentAccount                             44,592,315.49

     Amount to be deposited from the Collection Account
       into the Certificate Distribution Account                   969,173.73

     Amount to be deposited from the Collection Account
       into the Reserve Account                                    829,147.50

     Amount to be deposited from the Reserve Account to the
       account of the holder of the Contingent Payment Right     3,976,464.32

     Amount to be deposited from the Reserve Account into the
       Collection Account                                                0.00

Net Loss and Delinquency Activity

Realized Losses                                                  1,160,733.27
Net Loss Ratio (annualized)
     For the current Collection Period                                  1.49%
     For the preceding Collection Period                                1.96%
     For the second preceding Collection Period                         2.19%
                                                             ----------------
Average Net Loss Ratio (Specified Reserve Account Balance
  increases if greater than 1.50%)                                      1.88%

Delinquency Analysis
                                                Number of           Principal
                                                  Loans              Balance
                                                ---------           ---------
        30 to 59 days past due                     2257          19,432,773.08
        60 to 89 days past due                      405           3,452,637.10
        90 or more days past due                    361           3,482,784.06
          Total                                    3023          26,368,194.24
                                              --------------------------------
Collateral Repossessed and Held by the Trust
   (included in above Delinquency Amounts)          229           2,135,239.36


Delinquency Ratio including Repossessions
     For the current Collection Period                                   0.96%
     For the preceding Collection Period                                 0.92%
     For the second preceding Collection Period                          0.98%
Average Delinquency Ratio (Specified Reserve Account
                                                              ----------------
 Balance increases if greater than 1.25%)                                0.95%

Loss and Delinquency Trigger Indicator                                     YES

Equity Percentage                                                       31.41%

Repurchased Receivables                                                   0.00

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